================================================================================

[STONEBRIDGE FUNDS LOGO]

ANNUAL REPORT

FOR THE YEAR ENDED

OCTOBER 31, 2002

[STONEBRIDGE FUNDS LOGO]

OFFICERS AND TRUSTEES
RICHARD C. BARRETT, CFA, CHAIRMAN,
BOARD OF TRUSTEES AND PRESIDENT
DEBRA L. NEWMAN, VICE PRESIDENT, TREASURER AND TRUSTEE
CHARLES E. WOODHOUSE, VICE PRESIDENT AND TRUSTEE
CRAIG B. BURGER, CFA, VICE PRESIDENT AND TRUSTEE
SELVYN B. BLEIFER, M.D., TRUSTEE
MARVIN FREEDMAN, TRUSTEE
CHARLES F. HAAS, TRUSTEE
WILLIAM H. TAYLOR II, TRUSTEE
DEREK J. MULLINS, ASSISTANT TREASURER
LISA B. MOUGIN, SECRETARY

INVESTMENT ADVISER
STONEBRIDGE CAPITAL MANAGEMENT,
INCORPORATED
1801 CENTURY PARK EAST, SUITE 1800
LOS ANGELES, CALIFORNIA 90067

ADMINISTRATOR AND FUND ACCOUNTANT
ALPS MUTUAL FUNDS SERVICES, INC.
1625 BROADWAY, SUITE 2200
DENVER, COLORADO 80202

DISTRIBUTOR
ALPS DISTRIBUTORS, INC.
1625 BROADWAY, SUITE 2200
DENVER, COLORADO 80202

TRANSFER AGENT
NATIONAL FINANCIAL DATA SERVICES
330 WEST 9TH STREET
KANSAS CITY, MISSOURI 64105

CUSTODIAN
FIFTH THIRD BANK
FIFTH THIRD CENTER
38 FOUNTAIN SQUARE PLAZA
CINCINNATI, OHIO 45263

LEGAL COUNSEL
PAUL, HASTINGS, JANOFSKY & WALKER LLP
515 S. FLOWER STREET
LOS ANGELES, CALIFORNIA 90071

INDEPENDENT AUDITORS
TAIT, WELLER & BAKER
1818 MARKET STREET, SUITE 2400
PHILADELPHIA, PENNSYLVANIA 19103

THIS REPORT AND ITS FINANCIAL STATEMENTS ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUNDS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUNDS UNLESS PRECEDED OR ACCOMPANIED BY A PROSPECTUS.

================================================================================

LETTER TO SHAREHOLDERS

OVERVIEW

Given the economic shocks and political turmoil of the past twelve months, it is perhaps not surprising that 2002 has turned out to be one of the most difficult investing environments in recent memory. The fight against terrorism, concerns about corporate financial reporting and the confrontation between the United States, the United Nations and Iraq have dominated the international news. The uncertainty that this environment created caused investors to be extra cautious.

The American economy has moved haltingly back towards the path of historic average levels of growth. However, the sales growth and earnings from cyclical and technology companies remain weak. Spending by corporations has stabilized but consumer spending, which held up strongly throughout the recession, has begun to moderate. This caused several economists, by mid-year, to speculate that we may be headed for a "double dip recession". By the fall, however, there were signs of the continued strengthening of the economy and as the obsolescence cycle of technology equipment progressed, corporations began to show signs of increased spending, leading economists to generally abandon those projections.

The accounting scandals that dominated the headlines early in the year have gradually abated. The abuses appear now to have been isolated cases rather than a widespread epidemic. The Securities and Exchange Commission has been very active in identifying and punishing the offenders. The culmination of their efforts resulted in Chief Executive Officers and Chief Financial Officers of publicly traded companies taking personal responsibility for the financial statements. The fact that most officers were willing to take this step substantially allayed investor fears of more widespread corruption and fraud.

The markets factored this political and economic uncertainty into equity and bond prices. Bond markets surged as investors pulled money out of stocks and invested in the relative security of fixed income instruments. Although the stock market made several attempts to rally, ultimately the major market averages fell far below their previous near term lows set after the attacks of September 11, 2001. By July of 2002, the Standard & Poors 500 Index had fallen over 20% for the year and the technology heavy NASDAQ Composite Index had fallen over 30%. These stunning lows were to be surpassed later in October when the NASDAQ reached a level of 1,114 on October 9th down from a peak of over 5,000 set in early 2000.

In late Fall, markets have shown their great resilience and have rallied substantially off the lows set in early October. The steadily improving economic picture, coupled with Iraq's acceptance of the United Nations Security Counsel Resolution, dramatically improved investor sentiment. Significantly, our measure of corporate insider trading has shown recently that for the first time since the bear market began in 2000, insiders in aggregate are buying their stocks in the face of rising prices. Previously, they have used any short-term rallies as an opportunity to sell their positions.

Looking forward, we are increasingly optimistic about positive equity market returns for 2003. We believe that profits will continue to recover and that the United States will rise to the challenges presented to it on the international political scene. The unification of the Congress under a Republican majority has already suggested that additional tax cuts could be forthcoming. This coupled with the continued action from the Federal Reserve may help accelerate the economic recovery that already appears to be in place.

THE STONEBRIDGE GROWTH FUND

  For the year ended October 31, 2002, the S&P 500 stock index returned -15.10%. The Stonebridge Growth Fund posted a return of -21.90%. During the course of the year we moved to reduce our already limited exposure to telecommunications and telecom equipment as the global markets reacted to concerns about overcapacity, falling revenue and the substantial debt levels of the industry as a whole. The traditional defensive areas of healthcare and pharmaceutical companies were also under pressure from concerns of government intervention in the form of price controls as the Federal government expanded coverage to Seniors.

  Looking forward, we built positions in quality growth companies such as Home Depot and Costco as the market took all retail stocks down in response to concerns about the consumer's ability and willingness to spend. The threat of deflation is most likely more perceived than real. However, it is clear that the ability of corporate America to increase prices is quite limited. Our response to that reality is to continue to increase our focus on the stocks of companies that do have some measure of pricing power or at least some measure of price stability. Furthermore, we are remaining focused on companies with unit growth potential in their businesses and strong balance sheets so that cash flows can be used for growth rather than servicing debt.

  [CHART]

        GROWTH FUND SECTOR ALLOCATION
         AS A PERCENT OF NET ASSETS
           as of October 31, 2002

  Basic Materials                        2%
  Consumer Discretionary                 9%
  Consumer Staples                      10%
  Energy                                 4%
  Financials                            19%
  Healthcare                            19%
  Industrials                            5%
  Technology                            16%
  Convertible Bonds                      5%
  Foreign                                3%
  U.S. Government Agency Obligations     5%
  Mutual Funds                           3%

[CHART]

CHANGE IN VALUE OF A $10,000 INVESTMENT IN STONEBRIDGE GROWTH FUND VS. THE S&P 500 INDEX WITH INCOME AND THE NYSE COMPOSITE INDEX WITH INCOME FROM NOVEMBER 1, 1992 TO OCTOBER 31, 2002

               STONEBRIDGE                                 NYSE COMPOSITE
               GROWTH FUND            S&P 500                   INDEX
1992             10000                 10000                    10000
1993             10208                 11491                    11250
1994             10753                 11934                    11220
1995             12651                 15086                    13428
1996             14491                 18719                    16242
1997             18333                 24727                    20867
1998             18440                 30165                    23565
1999             23192                 37906                    27127
2000             20960                 40211                    28886
2001             16235                 30203                    23695
2002             12679                 25643                    20510

AVERAGE ANNUAL TOTAL RETURN FOR THE STONEBRIDGE GROWTH
   FUND, S&P 500 INDEX, AND NYSE COMPOSITE INDEX
           PERIODS ENDED OCTOBER 31, 2002

                         1 YEAR      5 YEAR   10 YEAR
Stonebridge Growth       (21.90)%     (7.11)%    2.40%

S&P 500 Index            (15.10)%      0.73%     9.87%

NYSE Composite Index     (13.44)%     (0.34)%    7.45%

        FINAL PORTFOLIO VALUES
           OCTOBER 31, 2002

Stonebridge Growth Fund        $ 12,679

S&P 500 Index                  $ 25,643

NYSE Composite Index           $ 20,510

AVERAGE ANNUAL TOTAL RETURNS REFLECT REINVESTMENT OF ALL DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, ALL FEE WAIVERS IN EFFECT AND ANY EXPENSE REIMBURSEMENTS. WITHOUT THE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, THE TOTAL RETURN FIGURES WOULD BE LOWER. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE TOTAL RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

THE STONEBRIDGE AGGRESSIVE GROWTH FUND

For the twelve months ended October 31, 2002, the Russell 2000 stock index returned -11.56%. The Stonebridge Aggressive Growth Fund posted a return of -18.47%. In the semi-annual report we noted that the biotechnology portion of the portfolio that had helped returns so much in 2001 was now hurting performance in 2002. While that has remained true, the Fund has managed to out-perform the Russell 2000 stock index by 7.5% over the past six months.

This year the result has been achieved primarily through strategic trading rather than any one individual stock or sector driving performance. Particular attention has been paid to the portion of our investment process that focuses on tactical timing of investments. This has helped us raise or lower our cash position at critical times to adjust to market conditions. The goal of our investment process is to stay close to the target index in months when the stock market is down and then try to outperform in months when the stock market is up. This effort is born out by the funds performance over the past four years. In 1999, the fund rose 44.30% and since then, through the end of October, has fallen a total of 27.40% remaining with a positive overall return for the total period. The Russell 2000 and the S&P 500 only rose 21.26% and 21.04% respectively in 1999 and since then have fallen by 23.16% and 37.39% respectively, posting substantially negative total returns for the same period.

[CHART]

 AGGRESSIVE GROWTH FUND SECTOR ALLOCATION
      AS A PERCENT OF NET ASSETS
        as of October 31, 2002

Basic Materials                        3%
Communication Services                 3%
Consumer Discretionary                10%
Consumer Staples                       2%
Energy                                 6%
Financials                            14%
Healthcare                            26%
Industrials                           12%
Technology                            21%
Mutual Funds                           3%

By most measures over recent years, including this year, the fund has been successful in achieving our goals. As we look ahead to 2003, the opportunities appear to abound. There are many stocks that are trading at dramatic discounts to the target prices suggested by our valuation models. Additionally, our tactical timing tools remain on their longest buy signal in three years. As a result we are quite hopeful that 2003 will bring an end to the difficult investing environment of the past 3 years and reward our investors for their patience.

[CHART]

CHANGE IN VALUE OF A $10,000 INVESTMENT IN STONEBRIDGE AGGRESSIVE GROWTH FUND VS. THE RUSSELL 2000 INDEX WITH INCOME FROM NOVEMBER 1, 1992 TO OCTOBER 31, 2002

                 STONEBRIDGE AGGRESSIVE
                      GROWTH FUND               RUSSELL 2000
1992                     10000                      10000
1993                     11205                      13240
1994                     11410                      13199
1995                     16390                      15618
1996                     17256                      18218
1997                     21205                      23564
1998                     16916                      20771
1999                     22568                      23860
2000                     31185                      28013
2001                     24150                      24456
2002                     19690                      21629

 AVERAGE ANNUAL TOTAL RETURN FOR THE STONEBRIDGE
  AGGRESSIVE GROWTH FUND AND RUSSELL 2000 INDEX
         PERIODS ENDED OCTOBER 31, 2002

                       1 YEAR     5 YEAR    10 YEAR
Stonebridge Aggressive (18.47)%   (1.47)%    7.01%
Russell 2000 Index     (11.56)%   (1.70)%    8.02%

           FINAL PORTFOLIO VALUES
              OCTOBER 31, 2002

Stonebridge Aggressive Growth Fund     $ 19,690

Russell 2000 Index                     $ 21,629

AVERAGE ANNUAL TOTAL RETURNS REFLECT REINVESTMENT OF ALL DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, ALL FEE WAIVERS IN EFFECT AND ANY EXPENSE REIMBURSEMENTS. WITHOUT THE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, THE TOTAL RETURN FIGURES WOULD BE LOWER. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE TOTAL RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

CONCLUSION

While we expect the international political disruptions to continue in 2003 and, therefore, markets to remain volatile, the extension of the economic recovery and improving corporate profits may provide support for a stronger stock market. We will continue to try to use this volatility to purchase high quality, growth oriented companies at attractive valuations for the benefit of our shareholders.

Thank you for your investment in the Stonebridge Funds. Should you have any questions or concerns, please call a Shareholder Services Representative at 1-800-639-3935.

Sincerely,

Charles E. Woodhouse                                 Richard C. Barrett, CFA
PORTFOLIO MANAGER                                    Craig B. Burger, CFA
STONEBRIDGE AGGRESSIVE GROWTH FUND                   Mathew W. Markatos, CFA
                                                     Charles E. Woodhouse,
                                                     PORTFOLIO MANAGERS
                                                     STONEBRIDGE GROWTH FUND

December 18, 2002

DEFINITION OF INDICES

The STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The index return reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

The NEW YORK STOCK EXCHANGE COMPOSITE INDEX (NYSE) is an unmanaged market weighted index comprising of all equity issues listed in the New York Stock Exchange. This is a total return index which reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

The RUSSELL 2000 INDEX (Russell 2000), an unmanaged index, measures performance of the 2,000 smallest companies in the Russell 3000 Index which represents approximately 98% of the investable U.S. equity market. This is a total return index which reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

The NASDAQ COMPOSITE INDEX (NASDAQ), an unmanaged index is a broad-based capitalization-weighted index of all NASDAQ National Market and Small Cap stocks. This is a total return index which reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS
STONEBRIDGE FUNDS TRUST
LOS ANGELES, CALIFORNIA

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of Stonebridge Growth Fund and Stonebridge Aggressive Growth Fund, each a series of shares of Stonebridge Funds Trust, as of October 31, 2002, and the related statements of operations for the year then ended, changes in net assets for the two years then ended, and the financial highlights for the three years then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Funds for the years prior to November 1, 1999 were audited by other auditors whose report dated December 15, 1999 expressed an unqualified opinion on those statements.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Stonebridge Growth Fund and Stonebridge Aggressive Growth Fund as of October 31, 2002, the results of their operations for the year then ended, changes in their net assets for the two years then ended, and the financial highlights for the three years then ended in conformity with accounting principals generally accepted in the United States of America.

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
November 22, 2002

STONEBRIDGE FUNDS TRUST ANNUAL REPORT - GROWTH FUND

  STATEMENT OF INVESTMENTS
  OCTOBER 31, 2002

                                                                       SHARES OR
                                                                       PRINCIPAL          MARKET
                                                                        AMOUNT             VALUE
                                                                       ---------       ------------
COMMON STOCKS - (86.8%)
   BASIC MATERIALS - (1.8%)
         AGRICULTURAL PRODUCTS - (1.8%)
         Home Depot Inc                                                   12,000       $    346,560
                                                                                       ------------
         TOTAL BASIC MATERIALS                                                              346,560
                                                                                       ------------

   CONSUMER DISCRETIONARY - (8.6%)
         LEISURE & ENTERTAINMENT - (3.4%)
         Carnival Corp - Class A                                          25,000            653,000

         PUBLISHING - (2.5%)
         McGraw-Hill Companies Inc                                         7,500            483,750

         RETAIL - SPECIALTY - (2.7%)
         Costco Wholesale Corp*                                           15,000            508,950
                                                                                       ------------
         TOTAL CONSUMER DISCRETIONARY                                                     1,645,700
                                                                                       ------------

   CONSUMER STAPLES - (9.8%)
         BEVERAGES - (2.8%)
         PepsiCo Inc                                                      12,000            529,200

         BROADCAST MEDIA & ENTERTAINMENT - (1.9%)
         AOL Time Warner Inc*                                             25,000            368,750

         HOUSEHOLD PRODUCTS & HOUSEWARE - (2.7%)
         Kimberly Clark Corp                                              10,000            515,000

         RETAIL - FOOD & DRUG - (2.4%)
         Albertson's Inc                                                  20,000            446,200
                                                                                       ------------
         TOTAL CONSUMER STAPLES                                                           1,859,150
                                                                                       ------------

   ENERGY - (4.4%)
         OIL & GAS - DRILL & EQUIPMENT - (1.7%)
         Transocean Sedco Forex Inc                                       15,000            329,700

         OIL - INTERNATIONAL (2.7%)
         Exxon Mobil Corp                                                 15,000            504,900
                                                                                       ------------
         TOTAL ENERGY                                                                       834,600
                                                                                       ------------

                                       10

                                                                       SHARES OR
                                                                       PRINCIPAL          MARKET
                                                                        AMOUNT             VALUE
                                                                       ---------       ------------
COMMON STOCKS - (CONTINUED)
   FINANCIAL - (19.3%)
         BANKS - MAJOR REGIONAL - (5.8%)
         Suntrust Bank Inc                                                10,000       $    608,400
         Wells Fargo & Co                                                 10,000            504,700
                                                                                       ------------
                                                                                          1,113,100
                                                                                       ------------

         BROKERAGE & DIVERSE FINANCIAL SERVICES - (10.0%)
         American Express Co                                              15,000            545,550
         Citigroup Inc                                                    20,000            739,000
         Federal Home Loan Mortgage Corp                                  10,000            615,800
                                                                                       ------------
                                                                                          1,900,350
                                                                                       ------------

         INSURANCE - MULTILINE & BROKERAGE - (3.5%)
         American International Group Inc                                 10,000            625,500
         Travelers Property Casualty Corp - Class A*                         864             11,465
         Travelers Property Casualty Corp - Class B*                       1,775             23,998
                                                                                       ------------
                                                                                            660,963
                                                                                       ------------
         TOTAL FINANCIAL                                                                  3,674,413
                                                                                       ------------

   FOREIGN STOCKS - (2.8%)
         Elan PLC ADR*                                                    60,000            105,000
         Royal Dutch Petroleum Co ADR                                     10,000            427,800
                                                                                       ------------
         TOTAL FOREIGN STOCKS                                                               532,800
                                                                                       ------------

   HEALTHCARE - (18.7%)
         BIOTECHNOLOGY - (5.8%)
         Chiron Corp*                                                     15,000            592,500
         Genentech Inc*                                                   15,000            511,350
                                                                                       ------------
                                                                                          1,103,850
                                                                                       ------------

         HEALTHCARE - DIVERSE - (4.5%)
         Bristol Myers Squibb Co                                          20,000            492,200
         Johnson & Johnson Inc                                             6,000            352,500
                                                                                       ------------
                                                                                            844,700
                                                                                       ------------

         MAJOR DRUGS - (6.1%)
         Pfizer Inc                                                       15,000            476,550
         Watson Pharmaceuticals Inc*                                      25,000            687,250
                                                                                       ------------
                                                                                          1,163,800
                                                                                       ------------

         MEDICAL PRODUCTS & SUPPLIES - (2.3%)
         Guidant Corp*                                                    15,000            443,550
                                                                                       ------------
         TOTAL HEALTHCARE                                                                 3,555,900
                                                                                       ------------

                                       11

                                                                       SHARES OR
                                                                       PRINCIPAL          MARKET
                                                                        AMOUNT             VALUE
                                                                       ---------       ------------
COMMON STOCKS - (CONTINUED)
   INDUSTRIALS - (4.9%)
         ELECTRICAL EQUIPMENT - (3.3%)
         General Electric Co                                              25,000       $    631,250
                                                                                       ------------
         MANUFACTURING - (1.6%)
         Illinois Tool Works Inc                                           5,000            307,000
                                                                                       ------------
         TOTAL INDUSTRIALS                                                                  938,250
                                                                                       ------------

   TECHNOLOGY - (16.5%)
         COMMUNICATION EQUIPMENT - (3.2%)
         ADC Telecommunications Inc*                                      90,000            142,200
         Motorola Inc                                                     50,000            458,500
                                                                                       ------------
                                                                                            600,700
                                                                                       ------------

         COMPUTER HARDWARE & PERIPHERAL - (3.7%)
         International Business Machines Corp                              6,000            473,640
         Sun Microsystems Inc*                                            80,000            236,880
                                                                                       ------------
                                                                                            710,520
                                                                                       ------------

         COMPUTER SOFTWARE & SERVICES - (6.0%)
         Microsoft Corp*                                                  10,000            534,700
         Oracle Corp*                                                     60,000            615,000
                                                                                       ------------
                                                                                          1,149,700
                                                                                       ------------

         SEMICONDUCTORS - (3.6%)
         Intel Corp                                                       30,000            519,000
         National Semiconductor Corp*                                     13,000            172,640
                                                                                       ------------
                                                                                            691,640
                                                                                       ------------
         TOTAL TECHNOLOGY                                                                 3,152,560
                                                                                       ------------

TOTAL COMMON STOCKS
         (Cost $22,870,658)                                              784,139         16,539,933
                                                                                       ------------
CONVERTIBLE BONDS - (5.1%)
         Cypress Semiconductor Corp, 3.75%, 07/01/2005                 $ 300,000            210,000
         LSI Logic Corp, 4.00%, 02/15/2005                               300,000            252,375
         Photronics Inc, 6.00%, 06/01/2004                               300,000            283,500
         Triquint Semiconductor Inc, 4.00%, 03/01/2007                   300,000            226,875
                                                                                       ------------
TOTAL CONVERTIBLE BONDS                                                                     972,750
         (Cost $1,064,434)                                                             ------------

                                       12

                                                                       SHARES OR
                                                                       PRINCIPAL          MARKET
                                                                        AMOUNT             VALUE
                                                                       ---------       ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS - (5.2%)
   Federal Home Loan Mortgage Discount Note, 1.52%, 11/08/2002           500,000       $    499,843
   Federal National Mortgage Association Discount Note, 1.52%,
    11/15/2002                                                           500,000            499,685
                                                                                       ------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS                                                    999,528
   (Cost $999,571)                                                                     ------------

MUTUAL FUNDS - (2.8%)
   Fifth Third Government Money Market Fund                              401,000            401,000
   Fifth Third U.S. Treasury Fund                                        128,634            128,634
                                                                                       ------------
TOTAL MUTUAL FUNDS                                                                          529,634
   (Cost $529,634)                                                                     ------------

TOTAL INVESTMENTS - (99.9%)                                                            $ 19,041,845
   (Cost $25,464,297)                                                                  ------------

OTHER ASSETS IN EXCESS OF LIABILITIES (0.1%)                                                 20,721
                                                                                       ------------
NET ASSETS - (100.0%)                                                                  $ 19,062,566
                                                                                       ------------

ADR - American Depositary Receipt

* Securities on which no cash dividends were paid during the preceding twelve
(12) months.

The accompanying notes to financial statements are an integral part of the financial statements.

STONEBRIDGE FUNDS TRUST ANNUAL REPORT - AGGRESSIVE GROWTH FUND

  STATEMENT OF INVESTMENTS
  OCTOBER 31, 2002

                                                               SHARES OR
                                                               PRINCIPAL          MARKET
                                                                AMOUNT             VALUE
                                                               ---------       -----------
COMMON STOCKS - (96.8%)
   BASIC MATERIALS - (2.8%)
      AGRICULTURAL PRODUCTS - (2.8%)
      Corn Products International Inc                              5,000       $   147,350
                                                                               -----------
      TOTAL BASIC MATERIALS                                                        147,350
                                                                               -----------

   COMMUNICATION SERVICES - (3.1%)
      TELECOM - CELLULAR - (0.9%)
      Metro One Telecommunications Inc*                           10,000            44,890
                                                                               -----------

      TELEPHONE - (2.2%)
      CenturyTel Inc                                               4,000           113,320
                                                                               -----------
      TOTAL COMMUNICATION SERVICES                                                 158,210
                                                                               -----------

   CONSUMER DISCRETIONARY - (9.5%)
      BUILDING MATERIALS & HOME BUILDERS - (3.2%)
      Scotts Co - Class A*                                         3,500           166,600
                                                                               -----------

      LEISURE & ENTERTAINMENT - (3.5%)
      Royal Caribbean Cruises Ltd                                 10,000           183,600
                                                                               -----------

      SERVICES - COMMERCIAL & CONSUMER - (2.8%)
      Exult Inc*                                                  50,000           142,500
                                                                               -----------
      TOTAL CONSUMER DISCRETIONARY                                                 492,700
                                                                               -----------

   CONSUMER STAPLES - (2.1%)
      FOODS - (2.1%)
      McCormick & Co Inc                                           5,000           111,200
                                                                               -----------
      TOTAL CONSUMER STAPLES                                                       111,200
                                                                               -----------

   ENERGY - (6.2%)
      OIL & GAS - DRILL & EQUIPMENT - (6.2%)
      Precision Drilling Corp - Class A*                           5,000           170,750
      Rowan Companies Inc                                          7,500           152,925
                                                                               -----------
      TOTAL ENERGY                                                                 323,675
                                                                               -----------

   FINANCIAL - (13.5%)
      BANKS - MAJOR REGIONAL - (10.6%)
      Pacific Capital Bancorp                                      8,000           214,640
      Popular Inc                                                  6,000           194,340
      Silicon Valley Bancshares*                                   7,500           140,925
                                                                               -----------
                                                                                   549,905
                                                                               -----------

                                       14

                                                               SHARES OR
                                                               PRINCIPAL          MARKET
                                                                  AMOUNT           VALUE
                                                               ---------       -----------
COMMON STOCKS - (CONTINUED)
      INSURANCE - PROPERTY - (2.9%)
      Fidelity National Financial Corp                             5,000       $   151,000
                                                                               -----------
      TOTAL FINANCIAL                                                              700,905
                                                                               -----------

   HEALTHCARE - (25.8%)
      BIOTECHNOLOGY - (6.4%)
      Corixa Corp*                                                30,000           256,500
      Onyx Pharmaceuticals Inc*                                   20,000            75,400
                                                                               -----------
                                                                                   331,900
                                                                               -----------

      MAJOR DRUGS - (14.9%)
      Adolor Corp*                                                10,000           137,310
      Biovail Corp*                                                6,000           189,900
      ISIS Pharmaceuticals Inc*                                   20,000           195,200
      Tularik Inc*                                                10,000            72,700
      Watson Pharmaceuticals Inc*                                  6,500           178,685
                                                                               -----------
                                                                                   773,795
                                                                               -----------

      MEDICAL PRODUCTS & SUPPLIES - (4.5%)
      Alkermes Inc*                                               25,000           230,500
                                                                               -----------
      TOTAL HEALTHCARE                                                           1,336,195
                                                                               -----------

   INDUSTRIALS - (12.4%)
      AEROSPACE & DEFENSE - (2.8%)
      Precision Castparts Corp                                     7,500           145,575
                                                                               -----------

      MANUFACTURING - (7.0%)
      Garmin Ltd*                                                 10,000           209,200
      Jabil Circuit Inc*                                          10,000           154,300
                                                                               -----------
                                                                                   363,500
                                                                               -----------

      OFFICE EQUIPMENT & SUPPLIES - (2.6%)
      Herman Miller Inc                                            7,500           135,375
                                                                               -----------
      TOTAL INDUSTRIALS                                                            644,450
                                                                               -----------

   TECHNOLOGY - (21.4%)
      COMMUNICATION EQUIPMENT - (1.6%)
      ADC Telecommunications Inc*                                 30,000            47,400
      Avici Systems Inc*                                          50,000            37,000
                                                                               -----------
                                                                                    84,400

                                       15

                                                               SHARES OR
                                                               PRINCIPAL          MARKET
                                                                AMOUNT             VALUE
                                                               ---------       -----------
TECHNOLOGY - (CONTINUED)
      COMPUTER HARDWARE & PERIPHERAL - (1.1%)
      Microvision Inc*                                            12,000       $    55,200
                                                                               -----------

      COMPUTER NETWORKING - (1.1%)
      Nyfix Inc*                                                  15,000            57,600
                                                                               -----------
      COMPUTER SOFTWARE & SERVICES - (2.6%)
      Rational Software Corp*                                     20,000           132,400
                                                                               -----------
      ELECTRONICS - INSTRUMENTS & DEVICES - (2.3%)
      Veeco Instruments Inc*                                      10,000           119,800
                                                                               -----------

      SEMICONDUCTOR EQUIPMENT - (2.6%)
      Photronics Inc*                                             11,000           133,540
                                                                               -----------
      SEMICONDUCTORS - (10.1%)
      Atmel Corp*                                                 60,000           100,200
      Cree Inc*                                                   14,000           241,500
      National Semiconductor Corp*                                 6,000            79,680
      Triquint Semiconductor Inc*                                 20,000           101,000
                                                                               -----------
                                                                                   522,380
                                                                               -----------
      TOTAL TECHNOLOGY                                                           1,105,320
                                                                               -----------

                                       16

                                                               SHARES OR
                                                               PRINCIPAL         MARKET
                                                                AMOUNT            VALUE
                                                               ---------       -----------
TOTAL COMMON STOCKS                                              537,000       $ 5,020,005
      (Cost $6,936,014)                                                        -----------

MUTUAL FUNDS - (3.4%)
      Fifth Third Government Money Market Fund                   118,789           118,789
      Fifth Third U.S. Treasury Fund                              58,933            58,933
                                                                               -----------

TOTAL MUTUAL FUNDS                                                                 177,722
      (Cost $177,722)                                                          -----------

TOTAL INVESTMENTS - (100.2%)                                                   $ 5,197,727
      (Cost $7,113,736)                                                        -----------

LIABILITIES IN EXCESS OF OTHER ASSETS - (-0.2%)                                    (10,081)
                                                                               -----------

NET ASSETS - (100.0%)                                                          $ 5,187,646
                                                                               -----------

ADR - American Depositary Receipt

* Securities on which no cash dividends were paid during the preceding twelve
(12) months.

The accompanying notes to financial statements are an integral part of the financial statements.

STONEBRIDGE FUNDS TRUST ANNUAL REPORT

   STATEMENTS OF ASSETS AND LIABILITIES
   OCTOBER 31, 2002

                                                                                        AGGRESSIVE
                                                                         GROWTH           GROWTH
                                                                          FUND             FUND
                                                                    ---------------------------------
ASSETS:
   Investments, at value (Cost - see below)                         $    19,041,845   $     5,197,727
   Receivable from Adviser                                                    6,915             1,043
   Dividends and interest receivable                                         30,746             1,700
   Receivable for fund shares subscribed                                        100                 -
   Prepaid and other assets                                                  28,080             9,579
                                                                    ---------------------------------

         TOTAL ASSETS                                               $    19,107,686   $     5,210,049
                                                                    ---------------------------------

LIABILITIES:
   Payable for fund shares redeemed                                 $         2,500   $             -
   Accrued administration fee                                                 6,345             4,815
   Other accrued expenses                                                    36,275            17,588
                                                                    ---------------------------------

         TOTAL LIABILITIES                                          $        45,120   $        22,403
                                                                    ---------------------------------

   NET ASSETS                                                       $    19,062,566   $     5,187,646
                                                                    =================================

COMPOSITION OF NET ASSETS:
   Capital stock ($1.00 par value)                                  $     2,935,781   $       799,650
   Paid in capital                                                       25,114,137         6,515,515
   Accumulated net investment income                                         18,173                 -
   Accumulated net realized loss on investments                          (2,583,073)         (211,510)
   Net unrealized depreciation in value of investments                   (6,422,452)       (1,916,009)
                                                                    ---------------------------------
   NET ASSETS                                                       $    19,062,566   $     5,187,646
                                                                    =================================

NET ASSET VALUE PER SHARE:
   Net assets                                                       $    19,062,566   $     5,187,646
   Shares outstanding                                                     2,935,781           799,650
   Net asset value and redemption price per share                   $          6.49   $          6.49

COST OF INVESTMENTS                                                 $    25,464,297   $     7,113,736
                                                                    =================================

* The accompanying notes to financial statements are an integral part of the financial statements.

   STATEMENTS OF OPERATIONS
   FOR THE YEAR ENDED OCTOBER 31, 2002

                                                                                        AGGRESSIVE
                                                                         GROWTH           GROWTH
                                                                          FUND             FUND
                                                                    ---------------------------------
INCOME:
   Dividends                                                        $       251,701   $        29,627
   Interest                                                                 120,313            13,272
                                                                    ---------------------------------

         TOTAL INCOME                                                       372,014            42,899
                                                                    ---------------------------------

EXPENSES:
   Investment advisory fees (Note5)                                         176,921            65,003
   Administration fees (Note 5)                                              74,870            73,635
   Transfer agent fees                                                      107,569            28,575
   Fund accounting fees and expenses                                         35,113            23,330
   Custodian fees                                                             4,570             3,816
   Legal fees                                                                17,864             5,850
   Printing fees                                                             24,320             6,615
   Registration fees                                                         14,115            14,496
   Audit fees                                                                12,045             8,030
   Trustee fees and expenses                                                 17,456             5,566
   Other                                                                     24,497             6,056
   Expense subsidy (Note 5)                                                (155,499)          (52,464)
                                                                    ---------------------------------

         TOTAL EXPENSES                                                     353,841           188,508
                                                                    ---------------------------------

NET INVESTMENT INCOME/(LOSS)                                                 18,173          (145,609)
                                                                    ---------------------------------

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
   Net realized loss on investments                                      (2,583,073)         (211,510)
                                                                    ---------------------------------
   Unrealized depreciation on investments
     Beginning of year                                                   (3,482,860)       (1,079,595)
     End of year                                                         (6,422,452)       (1,916,009)
                                                                    ---------------------------------

   Change in net unrealized appreciation/(depreciation) of
    investments                                                          (2,939,592)         (836,414)
                                                                    ---------------------------------

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS                          (5,522,665)       (1,047,924)
                                                                    ---------------------------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                $    (5,504,492)  $    (1,193,533)
                                                                    =================================

* The accompanying notes to financial statements are an integral part of the financial statements.

STONEBRIDGE FUNDS TRUST ANNUAL REPORT - GROWTH FUND

   STATEMENTS OF CHANGES IN NET ASSETS

                                                                       YEAR ENDED       YEAR ENDED
                                                                       OCTOBER 31,      OCTOBER 31,
                                                                          2002             2001
                                                                    ---------------------------------
OPERATIONS:
   Net investment income                                            $        18,173   $        23,024
   Net realized gain/(loss) on investments                               (2,583,073)        2,429,371
   Change in net unrealized depreciation of investments                  (2,939,592)      (10,231,415)
                                                                    ---------------------------------

         DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                (5,504,492)       (7,779,020)

DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions from net investment income                                       -           (23,024)
   Distributions from net realized gain on investments                   (2,422,291)       (6,513,136)

SHARES OF BENEFICIAL INTEREST TRANSACTIONS:
   Net increase in net assets derived from
    beneficial interest transactions - (Note 3)                             702,542         4,681,045
                                                                    ---------------------------------

NET DECREASE IN NET ASSETS                                               (7,224,241)       (9,634,135)

NET ASSETS:
   Beginning of year                                                     26,286,807        35,920,942
                                                                    ---------------------------------

   End of year                                                      $    19,062,566   $    26,286,807
                                                                    =================================

* The accompanying notes to financial statements are an integral part of the financial statements.

STONEBRIDGE FUNDS TRUST ANNUAL REPORT - AGGRESSIVE GROWTH FUND

   STATEMENTS OF CHANGES IN NET ASSETS

                                                                      YEAR ENDED        YEAR ENDED
                                                                      OCTOBER 31,       OCTOBER 31,
                                                                         2002              2001
                                                                    ---------------------------------
OPERATIONS:
   Net investment loss                                              $      (145,609)  $      (148,341)
   Net realized gain/(loss) on investments                                 (211,510)           39,916
   Change in net unrealized depreciation of investments                    (836,414)       (2,007,368)
                                                                    ---------------------------------

         DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                (1,193,533)       (2,115,793)

DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions from net realized gain on investments                            -        (2,442,253)

SHARES OF BENEFICIAL INTEREST TRANSACTIONS:
   Net increase/(decrease) in net assets derived from
    beneficial interest transactions - (Note 3)                            (676,088)        2,564,984
                                                                    ---------------------------------

NET DECREASE IN NET ASSETS                                               (1,869,621)       (1,993,062)

NET ASSETS:
   Beginning of year                                                      7,057,267         9,050,329
                                                                    ---------------------------------

   End of year                                                      $     5,187,646   $     7,057,267
                                                                    =================================

* The accompanying notes to financial statements are an integral part of the financial statements.

STONEBRIDGE FUNDS TRUST ANNUAL REPORT - GROWTH FUND

   FINANCIAL HIGHLIGHTS
   SELECTED DATA FOR EACH SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE YEARS INDICATED:

                                                                YEARS ENDED                 PERIOD ENDED
                                                                OCTOBER 31,                  OCTOBER 31,
                                                  2002       2001       2000       1999        1998
                                                --------------------------------------------------------
PER SHARE DATA

Net asset value, beginning of period            $   9.11   $  14.57   $  18.01   $  14.32     $  17.69
                                                --------------------------------------------------------

INCOME FROM INVESTMENT
OPERATIONS:
   Net investment income/(loss)                     0.01       0.01      (0.01)     (0.03)        0.00
   Net realized and unrealized gain/(loss)
    on investments                                 (1.78)     (2.79)     (1.53)      3.72        (0.07)
                                                --------------------------------------------------------
   Total income/(loss) from investment
    operations                                     (1.77)     (2.78)     (1.54)      3.69        (0.07)
                                                --------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions from net investment
    income                                          0.00      (0.01)      0.00       0.00        (0.02)
   Distributions from net realized gain
    on investments                                 (0.85)     (2.67)     (1.90)      0.00        (3.28)
                                                --------------------------------------------------------
   Total distributions to shareholders             (0.85)     (2.68)     (1.90)      0.00        (3.30)
                                                --------------------------------------------------------
Net asset value, end of period                  $   6.49   $   9.11   $  14.57   $  18.01     $  14.32
                                                ========================================================
TOTAL RETURN                                      (21.90)%   (22.54)%    (9.62)%    25.77%       (0.44)%
                                                ========================================================

RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (in 000s)          $ 19,062   $ 26,285   $ 35,921   $ 42,610     $ 38,774
                                                ========================================================
   Ratio of operating expenses to
    average net assets                              1.50%      1.50%      1.50%      1.50%        1.50%*
                                                ========================================================
   Ratio of operating expenses to average
    net assets before fee waivers                   2.16%      1.74%      1.52%      1.66%        1.78%*
                                                ========================================================
   Ratio of net investment income/(loss)
    to average net assets                           0.08%      0.07%     (0.04)%    (0.18)%       0.02%*
                                                ========================================================
   Ratio of net investment income/(loss) to
    average net assets before fee waivers          (0.58)%    (0.17)%    (0.06)%    (0.35)%      (0.25)%*
                                                ========================================================
   Portfolio turnover rate**                       50.18%     81.78%        77%        54%          41%
                                                ========================================================

   * Annualized
  ** A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the year ended October 31, 2002 were $10,886,346 and $10,448,479, respectively.

The accompanying notes to financial statements are an integral part of the financial statements.

STONEBRIDGE FUNDS TRUST ANNUAL REPORT - AGGRESSIVE GROWTH FUND

   FINANCIAL HIGHLIGHTS
   SELECTED DATA FOR EACH SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE YEARS INDICATED

                                                              YEARS ENDED OCTOBER 31,
                                                  2002       2001       2000       1999       1998
                                                ----------------------------------------------------
PER SHARE DATA
Net asset value, beginning of year              $   7.96   $  14.72   $  11.46   $   8.59   $  13.27
                                                ----------------------------------------------------

INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss                                (0.18)     (0.17)     (0.21)     (0.19)     (0.37)
Net realized and unrealized gain/(loss)
 on investments                                    (1.29)     (2.65)      4.35       3.06      (2.07)
                                                ----------------------------------------------------
Total income/(loss) from investment
 operations                                        (1.47)     (2.82)      4.14       2.87      (2.44)
                                                ----------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net realized gain
 on investments                                     0.00      (3.94)     (0.88)      0.00      (2.24)
                                                ----------------------------------------------------
Total distributions to shareholders                 0.00      (3.94)     (0.88)      0.00      (2.24)
                                                ----------------------------------------------------
Net asset value, end of year                    $   6.49   $   7.96   $  14.72   $  11.46   $   8.59
                                                ====================================================
TOTAL RETURN                                      (18.47)%   (22.56)%    38.18%     33.41%    (20.23)%
                                                ====================================================

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in 000s)               $  5,188   $  7,057   $  9,050   $  5,837   $  4,664
                                                ====================================================
Ratio of operating expenses to
 average net assets                                 2.90%      2.90%      2.90%      2.85%      2.90%
                                                ====================================================
Ratio of operating expenses to average
 net assets before fee waivers
 and subsidy reimbursements                         3.71%      3.18%      2.87%      3.85%      3.69%
                                                ====================================================
Ratio of net investment loss to average
 net assets                                        (2.24)%    (1.83)%    (1.60)%    (1.90)%    (2.01)%
                                                ====================================================
Ratio of net investment loss to average net
 assets before fee waivers and
 subsidy reimbursements                            (3.05)%    (2.11)%    (1.57)%    (2.90)%    (1.22)%
                                                ====================================================
Portfolio turnover rate*                           55.79%     92.25%       133%        88%        92%
                                                ====================================================

  * A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the year ended October 31, 2002 were $3,153,727 and $3,210,265, respectively.

The accompanying notes to financial statements are an integral part of the financial statements.

STONEBRIDGE FUNDS TRUST ANNUAL REPORT

  NOTES TO FINANCIAL STATEMENTS

  1.     ORGANIZATION:

         ORGANIZATION AND NATURE OF OPERATIONS -- Stonebridge Funds Trust ("the Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company organized as a Delaware business trust by a Declaration of Trust dated July 31, 1998. The Trust, which became effective November 1, 1998, currently has two active investment portfolios, the Stonebridge Growth Fund (previously the Stonebridge Growth Fund, Inc.) and the Stonebridge Aggressive Growth Fund (previously the Stonebridge Aggressive Growth Fund, Inc.), each referred to as a "Series" of the Trust.

  2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

         USE OF ESTIMATES -- The preparation of each Series' financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in these financial statements and accompanying notes. Actual results could differ from those estimates.

         SECURITY VALUATION -- Investment securities listed or traded on a registered securities exchange or quoted on NASDAQ are valued at the last sales price on the date of valuation. Securities traded on the over-the-counter market for which no sales are reported are valued at the mean between the bid and asked price. Short-term debt securities having a remaining maturity of 60 days or less consist exclusively of U.S. Treasury and Agency Obligations and are stated at amortized cost which is approximately equivalent to value.

         FEDERAL INCOME TAXES -- As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, neither Series is subject to income taxes to the extent that it distributes all of its taxable income for the fiscal year.

         For the Stonebridge Growth Fund at October 31, 2002, there is a capital loss carry forward of $2,583,073 which expires on October 31, 2010. For the Stonebridge Aggressive Growth Fund at October 31, 2002, there is a capital loss carry forward of $211,510 which expires on October 31, 2010.

         DISTRIBUTIONS -- Distributions of net investment income, if any, are distributed annually. Distributions of net realized gains, if any, are declared at least once each year. Distributions to shareholders are recorded on the ex-dividend date.

         Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Series.

         ALLOCATION OF EXPENSE -- Trust expenses which are not Series specific are allocated to each Series based upon its relative proportion of net assets and/or open accounts to the Trust's totals.

         OTHER -- Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premiums and accretion of discounts, is accrued and recorded daily. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on an identified cost basis, which is the same basis each Series uses for federal income tax purposes.

  3.     SHARES OF BENEFICIAL INTEREST:

         At October 31, 2002, there were an indefinite number of $1.00 par value shares of beneficial interest authorized for each Series. Transactions in shares of beneficial interest for the year ended October 31, 2002 and the year ended October 31, 2001, were as follows:

                                                              STONEBRIDGE GROWTH FUND
                                                   FOR THE YEAR ENDED          FOR THE YEAR ENDED
                                                    OCTOBER 31, 2002            OCTOBER 31, 2001
                                                 ----------------------     -----------------------
                                                  SHARES      AMOUNT         SHARES       AMOUNT
                                                 --------  ------------     --------   ------------
  Shares Sold                                      28,086  $    222,284       47,315   $    523,588
  Shares Issued in Reinvestment of Dividends      270,799     2,380,322      570,823      6,416,048
                                                 --------------------------------------------------
  Total                                           298,885     2,602,606      618,138      6,939,636
  Less Shares Redeemed                           (248,327)   (1,900,064)    (198,918)    (2,258,591)
                                                 --------------------------------------------------
  Net Increase                                     50,558  $    702,542      419,220   $  4,681,045
                                                 ==================================================

                                                         STONEBRIDGE AGGRESSIVE GROWTH FUND
                                                   FOR THE YEAR ENDED         FOR THE YEAR ENDED
                                                    OCTOBER 31, 2002           OCTOBER 31, 2001
                                                 ----------------------     -----------------------
                                                  SHARES      AMOUNT         SHARES       AMOUNT
                                                 --------  ------------     --------   ------------
  Shares Sold                                      95,057  $    671,925       92,496   $    915,002
  Shares Issued in Reinvestment of Dividends            0             0      258,025      2,350,612
                                                 --------------------------------------------------
  Total                                            95,057       671,925      350,521      3,265,614
  Less Shares Redeemed                           (181,678)   (1,348,013)     (79,086)      (700,630)
                                                 --------------------------------------------------
  Net Increase (Decrease)                         (86,621) $   (676,088)     271,435   $  2,564,984
                                                 ==================================================

  4.     DISTRIBUTIONS TO SHAREHOLDERS

                                                               GROWTH FUND      AGGRESSIVE GROWTH FUND
                                                               -----------      ----------------------
         As of October 31, 2002
         Gross appreciation (excess of value over tax cost)    $  1,304,838        $     507,190
         Gross depreciation (excess of tax cost over value)      (7,727,290)          (2,423,199)
         ---------------------------------------------------------------------------------------------
         Net unrealized depreciation                           $ (6,422,452)       $  (1,916,009)
         =============================================================================================
         Cost of investments for Federal income tax purposes   $ 25,464,297        $   7,113,736
         =============================================================================================
         Undistributed net investment income                   $     18,173        $           -
         =============================================================================================
         Capital loss carry forward                            $ (2,583,073)       $    (211,510)
         =============================================================================================

         RECLASSIFICATIONS: Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on the net assets or net asset value per share. For the year ended October 31, 2002, permanent differences in book and tax accounting have been reclassified to undistributed net investment income and paid-in capital as follows:

                                                                 DECREASE
                                                              ACCUMULATED NET           DECREASE
                                                              INVESTMENT LOSS        PAID-IN CAPITAL
                                                              ---------------        ---------------
         Stonebridge Growth Fund                               $           -           $         -
         Stonebridge Aggressive Growth Fund                    $     142,202           $  (142,202)

         THE TAX COMPOSITION OF DIVIDENDS ARE AS FOLLOWS:

                                                                                                    LONG TERM
                                                ORDINARY         INCOME          LONG TERM        CAPITAL GAINS
                                                 INCOME        PER SHARE       CAPITAL GAINS        PER SHARE
                                               ----------      ----------      -------------      -------------
         Stonebridge Growth Fund
         10/31/2002                            $        -      $        -      $   2,422,291        $  0.8461
         10/31/2001                            $   29,467      $   0.0121      $   6,506,693        $  2.6718

         Stonebridge Aggressive Growth Fund
         10/31/2002                            $        -      $        -      $           -        $       -
         10/31/2001                            $  461,404      $   0.7434      $   1,980,849        $  3.1926

  5.     TRANSACTIONS WITH AFFILIATES:

         The Trust has entered into an advisory agreement with Stonebridge Capital Management, Inc. (the "Adviser") for both Series. The advisory agreement has been approved by the Trust's Board of Trustees and shareholders. Pursuant to its advisory agreement with the Trust, the Adviser is entitled to an investment advisory fee, computed daily and payable monthly, at an annual rate of 0.75% and 1.00% of the average daily net assets of the Stonebridge Growth and Stonebridge Aggressive Growth Funds, respectively. Effective November 1, 2002, the investment advisory fee was amended to reduce the annual rate to 0.50% of the average daily net assets for the fiscal year ending October 31, 2003, for both the Stonebridge Growth Fund and the Stonebridge Aggressive Growth Fund.

         Prior to entering into this new arrangement, the Adviser had agreed to defer its annual management fee to the extent necessary to limit the overall annual expenses of the Growth Fund and Aggressive Growth Fund to 1.50% and 2.90%, respectively; however, in circumstances where the Adviser was required to waive 100% of its annual management fee, it was not responsible for reimbursing the Funds for additional expenses. Each Series will remain liable to the Adviser for all such expenses subsidized in any fiscal year, for a period of up to three years from the date the expenses were incurred, so long as reimbursement will not cause the annual expense ratio to exceed the expense limit in effect for that year; such a reimbursement would be recognized as an expense previously deferred in the Statement of Operations in the period it was incurred. As of October 31, 2002, the Stonebridge Growth Fund and the Stonebridge Aggressive Growth Fund had cumulative carryovers of waived expenses of $240,387 and $74,887, respectively.

         On November 2, 1998, the Trust entered into an administration agreement with ALPS Mutual Funds Services, Inc. ("ALPS"). The administration agreement provides that ALPS will receive a monthly administration fee equal to the annual rate of 0.10% of the average daily net assets in each Series up to $250,000,000 and 0.075% of the average daily net assets of each Series in excess of $250,000,000, and at all times ALPS' fee will be no less than $6,250 per month per Series. Effective November 1, 2002, the administration fee was amended to reduce the minimum fee to $4,500 per month per Series for the fiscal year ending October 31, 2003.

         Certain officers and trustees of the Trust are also officers and/or trustees of the Adviser.

TRUSTEES AND OFFICERS (UNAUDITED)

The business affairs of Stonebridge Funds Trust (the "Trust") are managed under the direction of the Trust's Board of Trustees in accordance with the laws of the State of Delaware and the Agreement and Declaration of Trust. Information pertaining to the trustees and officers of the Trust is set forth below. Trustees who are not deemed to be "interested persons" of the Trust as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), are referred to as "Independent Trustees." Trustees who are deemed to be interested persons of the Trust as defined in the 1940 Act are referred to as "Interested Trustees." The Trust's Statement of Additional Information includes additional information about the trustees and is available upon request by calling toll-free 1-800-639-3935.

INDEPENDENT TRUSTEES

                                                TERM OF OFFICE AND
                                                LENGTH OF TIME SERVED(2)
                             POSITION(S) HELD   /NUMBER OF PORTFOLIOS        PRINCIPAL OCCUPATION(S) DURING THE PAST 5
NAME, ADDRESS & AGE(1)       WITH FUNDS         OVERSEEN BY TRUSTEE(3)       YEARS / DIRECTORSHIPS HELD BY TRUSTEE(4)
------------------------------------------------------------------------------------------------------------------------
SELVYN B, BLEIFER, MD        Trustee            Since November 1, 1998       Physician, Cardiovascular Medical Group
Age 73                                          /2                           / None
------------------------------------------------------------------------------------------------------------------------
MARVIN FREEDMAN              Trustee            Since November 1, 1998       Retired Founding Partner, Freedman Broder &
Age 77                                          /2                           Company Accountancy Corporation, Certified
                                                                             Public Accountants / None
------------------------------------------------------------------------------------------------------------------------
CHARLES HAAS                 Trustee            Since November 1, 1998       Retired motion picture and television
Age 89                                          /2                           director / None
------------------------------------------------------------------------------------------------------------------------
WILLIAM TAYLOR               Trustee            Since November 1, 1998       Managing General Partner, Mountaineer
Age 63                                          /2                           Capital LP (a licensed Smal Business
                                                                             Investment Company); Special Limited
                                                                             Partner, AMT Ventures (a materials venture
                                                                             fund) / None


INTERESTED TRUSTEES

RICHARD C. BARRETT,          Chairman of the    Since November 1, 1998       President and Chairman of the Board,
CFA(5)                       Board, President   /2                           Stonebridge Capital Management, Inc. / None
Age 61                       and Trustee
--------------------------------------------------------------------------------------------------------------------------
CHARLES E. WOODHOUSE(5)      Trustee and Vice   Since November 1, 1998       Executive Vice President, Managing Director
Age 39                       President          /2                           and Director of Research, Stonebridge Capital
                                                                             Management Inc. / None
--------------------------------------------------------------------------------------------------------------------------
CRAIG B, BURGER, CFA(5)      Trustee and Vice   Since November 1, 1998       Executive Vice President/Managing Director,
Age 46                       President          /2                           Stonebridge Capital Management, Inc. / None
--------------------------------------------------------------------------------------------------------------------------
DEBRA L. NEWMAN(5)           Trustee, Vice      Since November 1, 1998       Vice President, Chief Financial Officer,
Age 47                       President and      /2                           Secretary and Managing Director, Stonebridge
                             Treasurer                                       Capital Management, Inc. / None
--------------------------------------------------------------------------------------------------------------------------

OFFICERS

                                                 TERM OF OFFICE AND
                                                 LENGTH OF TIME
                           POSITION(S)           SERVED(2)/NUMBER         PRINCIPAL OCCUPATION(S) DURING THE
                           HELD WITH             OF PORTFOLIOS            PAST 5 YEARS / DIRECTORSHIPS HELD
NAME, ADDRESS & AGE(1)     FUNDS                 OVERSEEN BY TRUSTEE(3)   BY TRUSTEE(4)
-----------------------------------------------------------------------------------------------------------------------
LISA B. MOUGIN             Secretary             Since February 9, 1999/  National Sales Director, ALPS Mutual
Age 30                                           N/A                      Funds Services, Inc., August 2002 to present;
                                                                          Registered Representative, ALPS
                                                                          Distributors, Inc., 2000 to present; Fund
                                                                          Controller, ALPS Mutual Funds Services,
                                                                          Inc., December 1998 to present; Senior
                                                                          Associate, PricewaterhouseCoopers LLP,
                                                                          October 1994 to November 1998.
-----------------------------------------------------------------------------------------------------------------------
DEREK MULLINS              Assistant Treasurer   Since February 15, 2002  Assistant Treasurer, Westcore Funds
Age 29                                           /N/A                     Trust, August 14, 2002 to present;
                                                                          Registered Representative, ALPS
                                                                          Distributors, Inc., 1998 to present; Fund
                                                                          Controller, ALPS Mutual Funds Services,
                                                                          Inc., 1996 to present
-----------------------------------------------------------------------------------------------------------------------

  (1) Each Trustee may he contacted by writing to the Trustee, c/o Stonebridge Funds Trust, 1625 Broadway, Suite 2200, Denver, CO 80202

  (2) Trustees hold office until they resign or their successors have been elected and qualified.

  (3) The Fund Complex includes funds with a common investment adviser or an adviser which is an affiliated person. There are currently two funds in the Fund Complex.

  (4) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e. "public companies") or other investment companies registered under the 1940 Act.

  (5) Richard C. Barrett, Charles E. Woodhouse, Craig B. Burger and Dehra L. Newman are "interested persons" of the Trust by reasons of their positions with the adviser.